CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


PTN Media, Inc.


We hereby consent to the use, in this Amendment #2 to the Registration Statement on Form SB-2, of our report dated March 26, 1998, relating to the financial statements of PTN Media, Inc., and to the reference to our firm under the caption "Experts" in this registration statement.


                                           /s/ LAZAR LEVINE & FELIX LLP
                                           ------------------------------
                                           LAZAR LEVINE & FELIX LLP



New York, New York
September 16, 1998